UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

WORTHINGTON ENTERPRISES, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-08399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 438-3210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Without Par Value	WOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02:

On December 16, 2025, Worthington Enterprises, Inc. (the “Registrant”) issued a news release (the “Financial Release”) reporting results for the three-month period ended November 30, 2025 (the fiscal 2026 second quarter). A copy of the Financial Release is furnished herewith as Exhibit 99.1 and is incorporated herein by this reference.

The Registrant has included both financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and non-GAAP financial measures in the Financial Release to provide investors with additional information that the Registrant believes allows for increased comparability of the performance of the Registrant’s ongoing operations from period to period. Please see the Financial Release for further explanations of why the Registrant uses the non-GAAP financial measures and the reconciliations to the most comparable GAAP financial measures.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On December 16, 2025, the Board of Directors of the Registrant (the “Board”), in accordance with the Registrant’s Code of Regulations and upon the recommendation of its Nominating and Governance Committee, increased the number of authorized directors from 12 to 13, and appointed Charles M. Chiappone as a director of the Registrant to serve as a member of the class of directors whose terms expire at the Registrant’s 2026 annual meeting of shareholders, filling the vacancy created by the increase in the number of authorized directors. Mr. Chiappone's appointment was immediately effective.

Mr. Chiappone, 63, served as Senior Vice President, Ceiling and Wall Solutions of Armstrong World Industries, Inc. ("Armstrong"), a designer and manufacturer of ceiling and wall system solutions, from 2018 to 2022. Prior to that, Mr. Chiappone served as Armstrong’s Senior Vice President, Ceiling Solutions from 2016 to 2018, and as Chief Executive Officer of the Worthington Armstrong Venture (WAVE), Armstrong’s ceiling suspension systems joint venture with the Registrant from 2012 to 2016. Prior to that, he served as President and Chief Executive Officer of Alloy Polymers, a global plastics manufacturer, from 2008 to 2012. He also previously held several senior management positions in marketing, research and development, operations and general management with SPX Cooling Technologies, a division of SPX Corporation, a global provider of technical products and systems, industrial products and services, flow technology, and cooling technologies and services. He began his career at General Electric where he worked in a variety of commercial positions, after serving four years in the United States Marine Corps. This experience, along with his business acumen, leadership style and abilities, and track record of implementing strategic growth and continuous improvement initiatives, make him well qualified to serve on the Board. Mr. Chiappone has not been appointed to any committee of the Board.

Mr. Chiappone will participate, on a pro-rated basis, in the Registrant’s director compensation package for non-employee directors described in the Registrant's definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2025. Mr. Chiappone will also enter into an indemnification agreement with the Registrant, the form of which is disclosed as Exhibit 10.35 to the Registrant’s Annual Report on Form 10-K, filed with the SEC on July 30, 2025. There are no arrangements or understandings between Mr. Chiappone and any person pursuant to which Mr. Chiappone was selected as a director, and no family relationships exist between Mr. Chiappone and any director or executive officer of the Registrant. Mr. Chiappone was a party to a transaction to which the Registrant was a participant and in which Mr. Chiappone has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K, whereby a machine shop owned by Mr. Chiappone provided services to the Registrant, for which the Registrant paid approximately $420,000 for such services in 2025. The rates charged to the Registrant for such services were no less favorable than those that could be obtained from unrelated third parties.

Item 7.01.	Regulation FD Disclosure.

On December 16, 2025, the Registrant issued a news release announcing that its Building Products segment has entered into an agreement to acquire LSI Group, LLC ("LSI"), a leading manufacturer of standing-seam metal roof clips and retrofit components for commercial metal roofs. The purchase price for the acquisition of LSI, which is expected to close in January 2026, is approximately $205 million, subject to closing adjustments and the potential payment of a tax equalization amount of up to $3 million. The acquisition is expected to be funded with the Registrant’s existing cash and borrowings under its revolving credit facilities.

LSI, which is expected to operate within the Registrant’s Building Products segment, employs approximately 140 people and is headquartered in Logansport, Indiana.

A copy of the news release is furnished herewith as Exhibit 99.2. A related investor presentation is furnished herewith as Exhibit 99.3.

The information furnished under Item 7.01 in this Current Report on Form 8-K (this “Form 8-K”), including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing. This Form 8-K shall not be deemed an admission as to the materiality of any information in this Form 8-K.

Item 8.01.	Other Events.

On December 16, 2025, the Registrant issued a news release (the “Dividend Release”) reporting that the Board declared a quarterly cash dividend of $0.19 per share in respect of the Registrant’s common shares. The dividend was declared on December 16, 2025, and is payable on March 27, 2026 to shareholders of record at the close of business on March 13, 2026. A copy of the Dividend Release is included with this Form 8‑K as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are included with this Form 8‑K:

Exhibit No.	Description

99.1	News Release issued by Worthington Enterprises, Inc. on December 16, 2025 (Financial Release)
99.2	News Release issued by Worthington Enterprises, Inc. on December 16, 2025 reporting Acquisition of LSI Group
99.3	Materials Referenced in LSI Group News Release (furnished herewith)
99.4	News Release issued by Worthington Enterprises, Inc. on December 16, 2025 (Dividend Release)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON ENTERPRISES, INC.

Date:	December 16, 2025	By:	/s/Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary